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                                                                      EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Gary M. Mulloy, Chairman and Chief Executive Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 27, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2004                     By: /s/ GARY M. MULLOY
                                                ------------------
                                                    Gary M. Mulloy
                                                    Chairman and
                                                    Chief Executive Officer

I, James M. Dahmus, Executive Vice President and Chief Financial Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 27, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2004                     By: /s/ JAMES M. DAHMUS
                                                -------------------------
                                                    James M. Dahmus
                                                    Executive Vice President and
                                                    Chief Financial Officer